Exhibit 99.4

UNITED STATES BANKRUPTCY COURT
DISTRICT OF NEW JERSEY

In re	RCLC, Inc.	Case No.	10-35313-MBK
		Reporting Period	2/01/11 - 2/28/11

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	✓
Bank Reconciliation (or copies of debtor's bank reconciliation)	MOR-1a	✓
Schedule of Professional Fees Paid	MOR-1b	✓
Copies of bank statements		✓
Cash disbursements journals		✓
Statement of Operations	MOR-2	✓
Balance Sheet	MOR-3	✓
Status of Postpetition Taxes	MOR-4	✓
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	✓
Listing of aged accounts payable	MOR-4	✓
Accounts Receivable Reconciliation and Aging	MOR-5	N/A
Debtor Questionnaire	MOR-5	✓

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Daryl K. Holcomb	April 21, 2011
Signature of Authorized Individual *	Date

Daryl K. Holcomb	Vice President & Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re	RCLC, Inc.	Case No.	10-35313-MBK
		Reporting Period	2/01/11 - 2/28/11

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected

Cash Beginning of Month	$27,713.43	$1,000.00	$108.98	$71.26	$28,893.67	$-	$36,840.24	$-

Receipts	Amount	Amount	Amount	Amount	Amount	Amount	Amount	Amount
Cash Sales	$-	$-	$-	$-	$-	$-	$-	$-
Accounts Receivable					-		-
Loans and Advances					-		-
Sale of Assets					-		-
Other (see below)	2,690.19	-	76.02		2,766.21		4,290.45
Transfers (From DIP Accts.)	60,000.00	19,984.01	8,857.98	-	88,841.99		863,050.98

Total Receipts	$62,690.19	$19,984.01	$8,934.00	$-	$91,608.20	$-	$867,341.43	$-

Disbursements	Amount	Amount	Amount	Amount	Amount	Amount	Amount	Amount
Net Payroll	$-	$19,984.01	$	$	$19,984.01	$	$156,231.41	$-
Payroll Taxes			8,942.98		8,942.98		65,203.83
Sales, Use, & Other Taxes					-		75.00
Inventory Purchases					-		-
Secured/Rental/Leases	3,860.60				3,860.60		25,443.60
Insurance	4,954.03				4,954.03		131,845.73
Administrative	7,813.71				7,813.71		56,236.17
Selling					-		-
Other (see below)	3,173.77				3,173.77		49,260.79

Owner Draw *					-		-
Transfers (To DIP Accts)	30,841.99				30,841.99		167,527.60

Professional Fees	35,897.39				35,897.39		244,399.15
U.S. Trustee Quarterly Fees	2,925.00				2,925.00		5,850.00
Court Costs					-		-

Total Disbursements	$89,466.49	$19,984.01	$8,942.98	$-	$118,393.48	$-	$902,073.28	$-

Net Cash Flow	$(26,776.30)	$-	$(8.98)	$-	$(26,785.28)	$-	$(34,731.85)	$-
(Receipts Less Disbursements)

Cash - End of Month	$937.13	$1,000.00	$100.00	$71.26	$2,108.39	$-	$2,108.39	$-

* Compensation to Sole Proprietors for Services Rendered to Bankruptcy Estate

THE FOLLOWING SECTION MUST BE COMPLETED
Disbursements for Calculating U.S. Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	$118,393.48
Less: Transfers to Debtor in Possession Accounts	(30,841.99)
Plus: Estate Disbursements Made by Outside Sources (i.e. from escrow accounts)
Total Disbursements for Calculating U.S. Trustee Quarterly Fees	$87,551.49

Other Receipts:
Refund of bank fees	$604.99	$-	$76.02	$-	$681.01
Refund of insurance premium	85.20				85.20
Funds deposited for RA Liquidating Corp in error	2,000.00				2,000.00
	$2,690.19	$-	$76.02	$-	$2,766.21
Other Expense :
Bank Fees	$74.75	$-	$-	$-	$74.75
401K	3,099.02				3,099.02
Directors Fees	-				0
	3,173.77	$-	$-	$-	$3,173.77

In re	RCLC, Inc.	Case No.	10-35313-MBK
		Reporting Period	2/01/11 - 2/28/11

BANK RECONCILIATIONS
Continuation Sheet for MOR-1

	Tax		Operating		Payroll		Other
	Capital One Bank		Capital One Bank		Capital One Bank		Petty Cash
	*		*		*		N/A

Balance Per Book		$100.00		$937.13		$1,000.00		$71.26

Bank Balance		$100.00		$7,551.85		$9,967.03		N/A
(+) Deposits in Transit (Attach List)		-		-		-		-
(-) Outstanding Checks (Attach List)		-		(6,614.72)		(8,967.03)		-
Other (Attach Explanation)		-		-		-		-
Adjusted Bank Balance *		$100.00		$937.13		$1,000.00		N/A
* Adjusted bank balance must equal
balance per books

Deposits in Transit	Date	Amount	Date	Amount	Date	Amount	Date	Amount
		$-		$-		$-		$-

		$-		$-		$-		$-

Checks Outstanding	Ck.#	Amount	Ck.#	Amount	Ck.#	Amount	Ck.#	Amount
		$-	2015	$1,400.00	3009	$1,539.05		$-
			2097	1,040.04	3013	3,918.93
			2102	19.53	3014	1,480.27
			2103	620.60	3015	2,028.78
			2104	1,808.95
			2106	1,725.60

		$-		$6,614.72		$8,967.03		$-

Other
		$-

		$-		$-		$-		$-

*  Account number has been redacted.

In re	RCLC, Inc.	Case No.	10-35313-MBK
		Reporting Period	2/01/11 - 2/28/11

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses
SSG Capital		$-	RCLC			$-	$-	$30,000.00	$5,880.52

Cole, Schotz, Meisel, Forman & Leonard, P.A.	12/01 - 12/31/10	18,630.67	RCLC	MT020211	02/02/11	14,782.39	152.69	89,682.02	5,668.30
	8/17 - 12/31/10	17,982.42	RCLC	MT022811	02/28/11	17,982.42

Demetrius & Company, LLC	8/17 - 12/31/10	1,725.60	RCLC	2106	02/28/11	1,725.60		8,658.12	-

J.H. Cohn LLP	12/01 - 12/31/10	1,557.36	RCLC	MT021011	02/10/11	1,212.27	42.02	43,277.13	627.45

Lowenstein Sandler PC								59,445.11	1,660.50

		$39,896.05				$35,702.68	$194.71	$231,062.38	$13,836.77

In re	RCLC, Inc.	Case No.	10-35313-MBK
		Reporting Period	2/01/11 - 2/28/11

STATEMENT OF OPERATIONS
(Income Statement)
Accrual Basis

Revenues	Month	Cumulative Filing to Date
Gross Revenues	$118,761.00	$862,464.30
Less: Returns and Allowances
Net Revenue	118,761.00	862,464.30

Cost of Goods Sold
Beginning Inventory		-
Add: Purchases		-
Add: Cost of Labor		-
Add: Other Costs (attach schedule)		-
Less: Ending Inventory		-
Cost of Goods Sold	-	-
Gross Profit	118,761.00	862,464.30

Operating Expenses
Advertising
Auto and Truck Expense	-	2,413.40
Bad Debts		-
Contributions		-
Employee Benefits Programs	5,269.32	43,381.17
Insider Compensation *	6,500.00	31,145.99
Insurance	34,592.76	192,210.63
Management Fees/Bonuses		-
Office Expense	1,723.14	10,145.40
Pension & Profit-Sharing Plans		(2,056.16)
Repairs and Maintenance		8,246.71
Rent and Lease Expense	3,350.60	23,264.85
Salaries/Commissions/Fees	26,028.30	193,403.34
Supplies		1,157.77
Taxes - Payroll	4,276.45	19,109.47
Taxes - Real Estate		-
Taxes - Other		-
Travel and Entertainment	1,920.28	5,784.63
Utilities	-	2,604.56
Other (attach schedule)	1,971.73	21,997.36
Total Operating Expenses Before Depreciation	85,632.58	552,809.12
Depreciation/Depletion/Amortization		-
Net Profit (Loss) Before Other Income & Expenses	33,128.42	309,655.18

Other Income and Expenses
Other Income (attach schedule)	(2,866.50)	(18,777.25)
Interest Expense	3,192.10	20,800.56
Other Expense (attach schedule)	4,371.08	219,757.85
Net Profit (Loss) Before Reorganization Items	28,431.74	87,874.02

Reorganization Items
Professional Fees	49,506.84	322,748.19
U.S. Trustee Quarterly Fees	2,925.00	5,850.00
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)		-
Gain (Loss) from Sale of Equipment		-
Other Reorganization Expenses (attach schedule)	-	75.00
Total Reorganization Expenses	52,431.84	328,673.19
Income Taxes - Deferred & allocated among affiliates	-	(620,580.00)
Income Taxes - Current	-	87,779.00
Net Profit (Loss)	$(24,000.10)	$292,001.83

In re	RCLC, Inc.	Case No.	10-35313-MBK
		Reporting Period	2/01/11 - 2/28/11

STATEMENT OF OPERATIONS - continuation sheet

Breakdown of "Other" Category	Month	Cumulative Filing to Date

Other Costs
None	$-	$-

	$-	$-
Other Operational Expenses
Stock Transfers	$1,901.34	$12,178.66
Information Release Cost	676.65	2,036.65
Other Stock Related Expense		1,000.00
Bank Service Fees	(606.26)	6,722.65
Penalties & Late Charges		59.40

	$1,971.73	$21,997.36

Other Income
Dividend Income - Split Dollar Insurance	$2,866.50	$18,632.25
Other	-	145.00

	$2,866.50	$18,777.25

Other Expenses
Auditing & Tax Fees	$3,250.00	$21,125.00
Rights Plan Amortization	330.08	2,145.44
Legal Fee - Accrual	-	12,250.00
Other Professional Fees	791.00	16,668.50
Other Professional Fees - Getzler	-	167,522.00
Other	-	46.91

	$4,371.08	$219,757.85

Other Reorganization Expenses
New Jersey Business Gateway Service		$75.00

	$-	$75.00

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding.

In re	RCLC, Inc.	Case No.	10-35313-MBK
		Reporting Period	2/01/11 - 2/28/11

BALANCE SHEET
Accrual Basis

Assets	Book Value at End of Current Reporting Month	Book Value on Petition Date
Current Assets
Unrestricted Cash and Equivalents	$2,108.39	$36,840.24
Restricted Cash and Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses	4,089.31	242,091.94
Professional Retainers	54,703.60	54,703.60
Other Current Assets (attach schedule)	247,775.00	250,768.00
Total Current Assets	308,676.30	584,403.78

Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
Total Property & Equipment	-	-

Other Assets
Loans to Insiders *
Other Assets (see schedule)	16,818,834.11	17,107,507.81
Total Other Assets	16,818,834.11	17,107,507.81

Total Assets	$17,127,510.41	$17,691,911.59

Liabilities And Owner Equity	Book Value at End of Current Reporting Month	Book Value on Petition Date
Liabilities Not Subject to Compromise (Postpetition)
Accounts Payable	$3,471.43	$-
Taxes Payable (refer to Form MOR-4)	8,792.25
Wages Payable
Notes Payable
Rent/Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees	122,887.68
Amounts Due to Insiders * (defined in 11 U.S.C. Section 101(31))	5,000.00
Other Postpetition Liabilities (attach schedule)	136,229.04
Total Postpetition Liabilities	276,380.40	-
Liabilities Subject to Compromise
Secured Debt	-	2,005,050.59
Priority Debt	41,243.27	51,133.31
Unsecured Debt	10,376,197.70	9,494,040.48
Total Pre-Petition Liabilities	10,417,440.97	11,550,224.38
Total Liabilities	10,693,821.37	11,550,224.38

Owner Equity
Capital Stock	5,172,577.50	5,172,577.50
Additional Paid-In Capital	30,006,795.83	30,006,795.83
Partners' Capital Account
Owner's Equity Account
Retained Earning - Pre-Petition	(27,441,016.10)	(27,441,016.10)
Retained Earning - Postpetition	292,001.83
Adjustments to Owner Equity (attach schedule)	(1,596,670.02)	(1,596,670.02)
Postpetition contributions (Distributions) (Draws) (attach schedule)
Net Owner Equity	6,433,689.04	6,141,687.21

Total Liabilities and Owners' Equity	$17,127,510.41	$17,691,911.59

In re	RCLC, Inc.	Case No.	10-35313-MBK
		Reporting Period	2/01/11 - 2/28/11

BALANCE SHEET - continuation sheet

Assets	Book Value at End of Current Reporting Month	Book Value on Petition Date
Other Current Assets
Current Deferred Tax Asset	$247,775.00	$250,768.00

	$247,775.00	$250,768.00
Other Assets
Investment in Subsidiaries	$8,972,480.35	$8,972,480.35
Intercompany Receivables - Prometcor	4,686,643.53	4,686,643.53
Intercompany Receivables - RCPC Liquidating	1,024,875.51	999,740.57
Deferred Sale costs - Ronson Aviation	-	348,601.95
Non-Current Deferred Tax Asset	2,083,890.68	2,034,742.68
Rights Plan	1,980.34	4,125.86
Cash Surrender Value - Life Insurance	48,963.70	61,172.87
	$16,818,834.11	$17,107,507.81

Liabilities And Owner Equity	Book Value at End of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities
Accrued Federal Income Tax	$87,779.00	$-
Accrued interest	15,003.48
Accrued vacation	10,123.75
Accrued audit costs	12,466.88
Employee 401K deferrals	1,549.51
Other accrued expenses	9,306.42
	$136,229.04	$-

Adjustments to Owner Equity
Treasury Stock	$(1,596,670.02)	$(1,596,670.02)

	$(1,596,670.02)	$(1,596,670.02)

Postpetition contributions (Distributions) (Draws) (attach schedule)

	$-	$-

In re	RCLC, Inc.	Case No.	10-35313-MBK
		Reporting Period	2/01/11 - 2/28/11

STATUS OF POSTPETITION TAXES

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding	$1,886.00	$4,072.00	$(4,072.00)	2/1, 2/8, 2/10, 2/17, 2/22		$1,886.00
FICA-Employee	773.37	1,697.12	(1,697.11)	2/1, 2/8, 2/10, 2/17, 2/22		773.38
FICA-Employer	1047.14	2,297.86	(2,297.87)	2/1, 2/8, 2/10, 2/17, 2/22		1,047.13
Unemployment	187.93	78.84				266.77
Income	-					-
Other:	-					-
Total Federal Taxes	$3,894.44	$8,145.82	$(8,066.98)			$3,973.28

State and Local
Withholding	415.26	876.00	(876.00)	2/2, 2/8, 2/15, 2/17		415.26
Sales	-					-
Excise	-					-
Unemployment	1,804.61	1,801.75				3,606.36
Real Property	-					-
Personal Property
Other:	399.00	398.35				797.35
Total State and Local	$2,618.87	$3,076.10	$(876.00)			$4,818.97

Total Taxes	$6,513.31	$11,221.92	$(8,942.98)			$8,792.25

SUMMARY OF UNPAID POSTPETITION DEBTS

Attached listing of accounts payable
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$3,278.59	$192.84	$-	$-	$-	$3,471.43
Wages Payable						-
Taxes Payable	8,792.25					8,792.25
Rent/Leases-Building						-
Rent/Leases-Equipment						-
Secured Debt/Adequate Protection Payments						-
Professional Fees	54,506.86	42,380.44	3,965.64	3,514.80	18,519.94	122,887.68
Amounts Due to Insiders *	5,000.00					5,000.00
Other: 401K Employee	1,549.51					1,549.51
Other: Accrued expenses - other	46,900.53					46,900.53
Other: Federal Income Tax	87,779.00					87,779.00
Total Postpetition Debts	$207,806.74	$42,573.28	$3,965.64	$3,514.80	$18,519.94	$276,380.40

In re	RCLC, Inc.	Case No.	10-35313-MBK
		Reporting Period	2/01/11 - 2/28/11

ACCOUNTS RECEIVABLE RECONCILING AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$-
(+) Amounts billed during the period	-
(-) Amounts collected during the period	-
Total Accounts Receivable at the end of the reporting period		$-

Accounts Receivable Aging	Amount
0 – 30 days old	-
31 – 60 days old	-
61 – 90 days old	-
91 + days old	-
Total Accounts Receivable		$-
Amounts considered uncollectible (Bad Debt)
Accounts Receivable (Net)		$-

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business		✓
this reporting period? If yes, provide an explanation below.
2.	Have any funds been disbursed from any account other than a debtor in possession		✓
account this reporting period? If yes, provide an explanation
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation	✓
below.
4.	Are workers compensation, general liability and other necessary insurance	✓
coverage in effect? If no, provide an explanation below.
5.	Has any bank account been opened during the reporting period? If yes, provide		✓
documentation identifying the opened account(s).